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                                                                    Exhibit 10.2



               SCHEDULE OF CERTAIN OFFICERS WHO ARE PARTIES TO
                            EMPLOYMENT AGREEMENTS

Robert P. Barone

William T. Blair

Frank G. D'Angelo

Warren W. Dettinger

Reinoud G. J. Drenth

Donald E. Eagon, Jr.

Charee Francis-Vogelsang

Bartholomew J. Frazzitta

Michael J. Hillock

Larry D. Ingram

Robert W. Mahoney

Gerald F. Morris

Edgar N. Petersen

Charles B. Scheurer

Gregg A. Searle

Robert L. Stockamp

Alben W. Warf

Robert J. Warren




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